[THIRD AVENUE FUNDS LOGO]

                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                              THIRD QUARTER REPORT
                                   (Unaudited)

                                   ----------

                                  July 31, 2000
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                             Third Avenue Value Fund

Dear Fellow Shareholders:

At July 31, 2000, the unaudited net asset value attributable to the 46,023,934 common shares outstanding of the Third Avenue Value Fund ("TAVF," "Third Avenue," or the "Fund") was $37.10 per share. This compares with an unaudited net asset value, adjusted for a subsequent distribution to shareholders, of $38.41 per share at April 30, 2000, and an unaudited net asset value, also adjusted for subsequent distributions, of $29.36 per share at July 31, 1999. At August 25, 2000, the unaudited net asset value was $39.02 per share.

QUARTERLY ACTIVITY

During the quarter, eight new positions were established, of which two were the debt instruments of troubled companies, five were the common stocks of well-capitalized businesses, and one was the common stock of a company spun-off from 3Com Corp., Palm, Inc. Seventeen existing positions were increased, of which two were debt instruments of troubled companies and fifteen were the common stocks of well-capitalized businesses. During this interim no securities were sold in the open market, but three common stock issues -- CNY Financial Corp., Financial Security Assurance Holdings, and Protocol Systems -- were eliminated as the result of cash takeovers at substantial premiums over public market prices.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES    NEW POSITIONS ACQUIRED
$8,452,000          Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08
                    ("Franks Subordinates")
$12,419,888         Genesis Health Ventures Revolving Loan ("Genesis Bank Debt")
10,000 shares       Alico, Inc. Common Stock ("Alico Common")
148,000 shares      Palm, Inc. Common Stock ("Palm Common")
249,000 shares      Standex International Corp. Common Stock ("Standex Common")
700,000 shares      Trinity Industries, Inc. Common Stock ("Trinity Common")
523,300 shares      USG Corp. Common Stock ("USG Common")
214,700 shares      Value City Department Stores, Inc. Common Stock
                    ("Value City Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES    INCREASES IN EXISTING POSITIONS
$17,135,000         CareMatrix Corp. 6.25% due 8/15/04
                    ("CareMatrix Subordinates")
$8,229,840          Safelite Glass Bank Debt ("Safelite Bank Debt")
25,000 shares       Alamo Group, Inc. Common Stock ("Alamo Common")
201,000 shares      AVX Corp. Common Stock ("AVX Common")
212,700 shares      D.R. Horton, Inc. Common Stock ("Horton Common")
350,000 shares      Electroglas, Inc. Common Stock ("Electroglas Common")
124,500 shares      Enhance Financial Services Group, Inc. Common Stock
                    ("Enhance Common")
23,500 shares       Forest City Enterprises, Inc. Class A Common Stock
                    ("Forest City Common")
572,500 shares      Kendle International Inc. Common Stock ("Kendle Common")
324,500 shares      Liberty Financial Companies, Inc. Common Stock
                    ("Liberty Common")
106,900 shares      Mestek, Inc. Common Stock ("Mestek Common")
965,000 shares      The Nissan Fire & Marine Insurance Co., Ltd. Common Stock
                    ("Nissan Common")
165,800 shares      Silicon Valley Group, Inc. Common Stock
                    ("Silicon Valley Common")
366,000 shares      Tecumseh Products Co. Class A and Class B Common Stock
                    ("Tecumseh Common")
800,000 shares      Toyoda Automatic Loom Works, Ltd. Common Stock
                    ("TAL Common")
8,300 shares        White Mountains Insurance Group Inc. Common Stock
                    ("White Mountains Common")
54,600 shares       Woronoco Bancorp, Inc. Common Stock ("Woronoco Common")

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Peter Lynch has been appearing in many  advertisements for Fidelity  Investments claiming that earnings drive stock market prices. The fact is that earnings do drive some stock market prices but, in other cases, factors other than earnings are much more important than reported earnings as ultimate determinants of the values of securities.

These other factors in specific cases, include the creation of value through reorganizing, or recapitalizing, companies whether sick or healthy; realizations on the sale, or conversions to other uses or other ownership, of assets; and obtaining access to capital markets at super attractive prices (such as was the case by 1998 and 1999 for dot.com IPO's).

TAVF management attempts to have the securities in its portfolio consist of common stocks acquired at low price:earnings ratios, say, at present, at under 10 times Fund management's best estimate of earnings for the year 2001; common stocks acquired at huge, say 30% or more, price discounts from reasonable estimates of such asset values; or debt instruments of troubled companies where if a money default were to occur on that debt instrument, TAVF likely would participate on a profitable basis in the reorganization, or liquidation, of that troubled company.

At present, the most important parts of the TAVF portfolio consist of securities selling at under 10 times Fund management's best estimate of 2001 earnings; and common stocks selling at huge discounts from Net Asset Value ("NAV"). At July 31, 2000, the functional breakdown of the Third Avenue portfolio was as follows:

     TYPES OF SECURITY                                           % OF PORTFOLIO
     Common stocks selling at under 10 times
       estimated 2001 earnings                                        35.7%
     Common stocks selling at huge discounts
       from estimated NAV                                             24.6
     "Grandfathered" buy and hold common stocks most
       of which reflect substantial unrealized profits                20.0
     Cash and cash equivalents                                        16.3
     Debt instruments of troubled issuers                              3.4
                                                                    ------
                                                                     100.0%
                                                                    ======

SECURITIES SELLING AT LESS THAN 10 TIMES ESTIMATED 2001 EARNINGS

At August 14, 2000 the P:E ratios, based on latest 12 months trailing earnings, for the NASDAQ 100 was 121.5 times; and for the NASDAQ Composite, 141.8 times. At July 28, 2000 the same P:E ratio for the Standard & Poor's 500 was 28.8 times. These ultra-high P:E ratios seem to indicate that speculative excesses exist for those common stocks currently most popular with the investing public and conventional money managers, especially growth managers. At the same time, and in sharp contrast, there apparently is little marketplace interest in the common stocks of smaller, mostly old economy, companies selling at under 10 times earnings (and usually at substantial discounts from the NAV that would be realized if there were to be a takeover). This lack of interest for the under 10 times issues apparently arises either because the near-term outlook for these issuers is clouded or because these companies lack general recognition as "growth" companies. I have, for some time, been characterizing these under 10 times earnings common stocks as issues available at 1974 or 1982 prices. TAVF, of course, has been loading up on these common stocks provided the

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companies are both well  financed and well  entrenched.  Common stock  positions acquired during the quarter encompassed both issues acquired for the first time -- Standex, Trinity, USG and Value City; and increases in existing common stock positions -- Alamo, AVX, Horton, Electroglas, Enhance, Kendle, Liberty, Mestek, Silicon Valley and Tecumseh.

Several of these under 10 times issues are participants in new economy industries which are experiencing explosive growth -- AVX , Electroglas and Silicon Valley. The Wall Street "buzz" seems to be that semi-conductor equipment and wireless telephony are at cyclical peaks. There seems to be little in the way of tangible evidence indicating that this is actually the case. Even if true, the longer-term outlook for these companies appears to be quite bright.

USG is an interesting bet. For the first time in 25 years, I've made an investment in the common stock of a company facing asbestos liabilities. However, USG, and its predecessors, have not manufactured any products containing asbestos since 1972. TAVF is betting that USG can safely handle whatever asbestos liabilities still might be out there without compromising its very good financial position. This now seems a reasonably safe bet.

Alamo and Kendle are comeback stories. 2001, and subsequent years, ought to be considerably more profitable than 1999-2000. Kendle, as an independent company performing clinical tests on new drugs, has promise on a long-term basis as a participant in the expected growth in biotechnology and genetics. Value City is a relatively small discount retailer controlled by the Schottenstein family who are very significant factors in soft goods with some emphasis on distress. If I had to pick one small company, which over time could be an effective, profitable, competitor of Wal-Mart and Target, it would be Value City. Value City Common was selling at around 8 times fiscal 1999 earnings at July 31.

Earnings probably will be lower in 2001 than will be the case in 2000, or was the case in 1999, for Enhance, Horton, Mestek, Standex, Tecumseh and Trinity. At July 31, each of these common stocks were selling at anywhere from 6 times to 8 times latest 12 months earnings. Liberty was selling at 10 times trailing earnings. In 2001, profitability for Liberty will probably be not much better than it was for the trailing 12 months. By and large these well-financed businesses do not seem likely to be faced with really tough, foreseeable, problems. Enhance is an exception. If its claims paying ability were to be downgraded by rating agencies, then its financial insurance subsidiaries would be adversely impacted. A good anchor to windward for the Enhance investment, though, is that at July 31, Enhance Common was selling at about a 31% discount from Adjusted Book Value.

Why would the high quality common stock issues in which Third Avenue is investing be available at 1974 or 1982 prices in the midst of a roaring bull market marked by more speculative excesses than I have seen in my lifetime? To hazard a guess, it appears as if the speculative excesses revolve around the consideration of only five factors by speculators: generally recognized growth; Wall Street sponsorship; the near term outlook; macro forecasts whether for stock market indices, interest rates or GDP; and the demand and supply of securities, i.e., technical approaches where the analysts seem to know the price of everything and the value of nothing. If a common stock issue does not look attractive, based on these five oversimplifications, then, except for value investors, there will be scant interest in that security on the part of either the general public or conventional money managers. Bluntly, unless these people see prospects for good near-term price performance, i.e., doing better than a benchmark consistently, they will remain highly unlike-

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ly to acquire a common stock, no matter how cheaply  priced.  The general public and conventional money managers seem to be infinitely more outlook conscious than they are price conscious.

This emphasis on growth as THE element in the evaluation of common stocks emanates, at least in great part, from the algebraic formulas in use in academic finance. Indeed, a reading of the leading texts, say PRINCIPLES OF CORPORATE FINANCE by Brealey and Myers, or CORPORATION FINANCE by Ross, Westerfield et. al., shows that in their methodology for valuing common stocks, premium multiples are assigned only to forecasts of growth. Of course, in the real world there are an infinite number of factors that contribute to appreciation potential for common stocks, and for businesses, over and above "growth." These other factors include strong basic earning power; readily realizable assets available at a discount; strong financial resources that might be used as a competitive advantage, as a safety haven in troubled times, or funds to pursue a massive common stock repurchase program; and even an apparent absence of fraud or overreaching by managements or control groups. In fact, it seems obvious that, on a long-term basis, far more Wall Street fortunes are the results of financial engineering than are the result of paying retail prices for forecasts of growth. For example, it appears that each of the common stocks acquired during the July quarter (except for Palm Common) are extremely attractive candidates for Leveraged Buyouts and Management Buyouts at substantial premiums above July 31 market prices. This may be especially significant now because so many billions of dollars have poured into Wall Street buyout funds where very smart, very diligent, people are searching full time for attractive, and doable, deals. Three of the Fund's portfolio companies were taken over in cash deals at substantial premiums over market prices during the July 31 quarter. Three takeovers a quarter at premium prices seems to have been, at least, par for the course for TAVF.

REORGANIZATION SECURITIES AND DISCOUNTS FROM NET ASSET VALUE

Opportunities seem to abound in both the United States and Japan for TAVF to invest in the securities of both troubled companies and healthy companies which could benefit from restructuring their capitalizations. In the United States, the Fund is concentrating on the debt instruments of troubled issues though not exclusively. In Japan Third Avenue's involvement is restricted to investments in the common stocks of very strong, very healthy, blue chips.

THE UNITED STATES

A Fund modus operandi in this country is to acquire the debt instruments of troubled companies. The Fund tries to acquire positions of the most senior issue likely to participate in a reorganization, i.e., a restructuring of the capitalization. Third Avenue usually acquires enough of a class of debt issue so that TAVF will have an important influence on the reorganization process, whether that process takes place out of court, or in a Chapter 11 Case. Unlike most other creditors, TAVF is disposed toward receiving at least a portion of the consideration to be issued in a restructuring in the common stock of the reorganized company, provided that Fund management believes that the reorganized company will be reasonably well-capitalized and reasonably well-managed.

At the time of acquisition of these debt instruments, the Fund usually does not know with certainty whether or not the debt instrument will be a performing loan, i.e., the loan is to be continued to be serviced in cash in accordance with the terms contained in the loan agreement. If the debt instrument is to continue to be a performing loan, TAVF generally acquires at prices that result in it receiving a current yield of over 16% or 17%, and a Yield to Maturity

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("YTM") of over 25%. (YTM combines both current yield and an amortization of the difference between the price paid for a bond, say, 55, and the principal payment due at maturity, almost always 100). Third Avenue sometimes acquires loans where workout values will be strictly in the form of cash and/or new debt instruments. Here the Fund looks for yields to workout of at least 30%.

These distress debt investments are only a small part of the TAVF portfolio accounting for 3.4% of net assets at July 31. However, that percentage could grow materially when, as, and if, the troubled company universe expands. A brief review of the six issues, which make up the Fund's current troubled debt portfolio, ought to be helpful in explaining to Third Avenue shareholders what TAVF does in the distressed area.

CAREMATRIX SUBORDINATED DEBENTURES 6 1/4% DUE 8/15/04

The Fund owns close to half of the outstanding issue of this operator of assisted living facilities for the elderly. The issue was acquired at prices which result in a current yield of 21.0% and a YTM of 46.0%. The company should reorganize in Chapter 11 in which case TAVF is likely to become a dominant shareholder. However, the debenture could remain a performing loan for a while. Fund management is quite high on the Carematrix operating management. Nonetheless, there seem to be huge problems for the Fund, and other bondholders, in dealing with the control shareholder and his captive Board of Directors.

FRANK'S NURSERY SENIOR SUBORDINATED NOTES 10 1/4% DUE 3/1/08

This is a performing loan that probably will remain a performing loan. The instrument was acquired at a current yield of 26.4% and a YTM of 32.2%. In the event of a money default, there appear to be very large real estate values in Frank's Nursery so that there would be reasonable prospects for a profitable participation in a reorganization for TAVF.

GENESIS HEALTH VENTURES BANK DEBT

This is a Chapter 11 workout in which the Fund expects to receive cash and new debt instruments in about six months. If matters go according to plan the YTM ought to approach 60%.

INNOVATIVE CLINICAL SOLUTIONS ("ICSL") SUBORDINATED DEBENTURES 6 3/4%
DUE 6/15/03

The Fund owns almost half the outstanding issue. ICSL, a site management organization (for drug testing), is in the midst of a pre-packaged Chapter 11. If the pre-pack is successfully concluded, estimated to occur this October, TAVF will end up owning over 40% of the outstanding common stock. ICSL has yet to demonstrate that it can achieve profitability. As such, it ought to be viewed as an interesting, "high beta" venture capital deal. ICSL is the country's largest player in private site management, an industry that should grow as drug testing expands. Success, though, is far from assured. TAVF management remains very favorably impressed with ICSL management.

HECHINGER SENIOR DEBT

This former competitor of Home Depot is in liquidation. Results are disappointing. The ultimate workout for Hechinger ought to result in TAVF just about recovering its $3.6 million investment in Hechinger Senior Debt. However, a modest shortfall would not be surprising either.

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SAFELITE BANK DEBT

This provider of automotive replacement glass installations is the subject of the equivalent of a pre-packaged Chapter 11. On consummation of the reorganization, expected in not more than three months, TAVF will receive new Safelite Secured Loans and new Safelite Common Stock. The expected yield to workout, if nothing goes wrong, based on the Fund's cost, should exceed an annual rate of 60%. However, it seems unlikely that a public market for the new Safelite Common will develop before six months after the reorganization is consummated.

JAPAN

Many of the best and brightest U.S. workout specialists in reorganizing troubled companies, -- General Electric, Goldman Sachs, Cerberus and Wilbur Ross, among others -- have brought their workout skills to Japan to restructure troubled Japanese debtors. While the opportunities for profiting from restructuring troubled Japanese companies and troubled Japanese real estate, seem huge; the problems for investors in Japan seem infinitely tougher than has been, or is, the case in the United States. In this country there has been a history dating back to pre-colonial days, of seeking to rehabilitate troubled debtors. In contrast, in Japan the strong tendencies are not toward rehabilitation but rather toward either liquidating the troubled debtor's assets in fire sales, or, alternatively, denying that any problems exist. In the United Sates, there are well-developed bodies of law: the Bankruptcy Code, the Tax Code, Securities Law, and the Commercial Codes in various states. Japan, hopefully, is just starting on this path. Indeed, it's hard to say if bankruptcy reform will take hold in Japan, given the recent mishandling of the Sogo Department Stores matter. In Japan there is this proclivity toward rewarding the common stockholders of troubled debtors by having the debtor seek, and frequently get, loan forgiveness without any consideration whatsoever being given. In the United States, we don't forgive loans for free; rather we convert them to ownership of the business. (See Carematrix, ICSL and Safelite above.)

TAVF is unlikely to be involved in Japan in restructuring troubled companies. However, there exist gigantic profit opportunities which may be realizable when, as and if healthy Japanese companies start to restructure, especially by realizing some of the values existing in various companies' holdings of marketable securities, the so-called cross-holdings. Here, the Japanese national interests would be served by restructurings if the sterile capital tied-up in cross-holdings of minority interests in public companies were freed up. Such a free up would happen if Japan were to emulate the recent German example. Effective in 2002, Germany has eliminated the approximately 50% capital-gains tax that a company would incur if it sold at a profit common shares of other companies held in its portfolio. Japanese authorities might not want to eliminate the approximately 45% tax rate applicable to capital gains altogether, but it could reduce the tax rate to, say, 10%. Tax revenues probably would be greater at a 10% rate, because more activity would take place, than at 45%, a rate so high that it seems to dissuade healthy companies from selling portfolio securities at a profit.

TAVF is trying to use whatever powers of persuasion it can muster to cause a reorganization of Toyoda Automatic Loom Works, Ltd. ("TAL"). At best, this seems as if it might be a two-to-four year project. TAVF has become the largest non-Japanese holder of TAL Common having acquired 3,000,000 shares at an average cost of $18.38 per share. TAL's NAV at July 31, 2000 seems fairly computed as follows:

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                                                                    PER SHARE
            (US$ 000,000 AND PER SHARE)                      315,000,000 SHARES*
   -----------------------------------------------           -------------------
   Operating businesses
     at 7x operating income of
     $350 less non-convertible
     long-term debt                        $2,000                   $6.35

   195.5 shares of Toyota
     Motor Corp Common ("Toyota
     Common") at market of $42.31
     per Toyota share                       8,274                   26.27

   Remaining portfolio of
     marketable securities at
     market                                 2,788                    8.85
                                                                   ------
   NAV-- before deferred
     income taxes on unrealized
     capital gains                                                 $41.47
                                                                   ======
   Deferred capital gains taxes
     on unrealized gains at
     45% rate                               4,220                  $13.40

   NAV after deduction of
     deferred cap gains taxes                                      $28.07
                                                                   ======
   TAVF cost basis as discount
     from NAV before deferred
     capital gains taxes                                            55.7%
     from NAV after deferred
     capital gains taxes                                            34.5%
   *All converted basis


The TAVF analysis of TAL is that the Fund has acquired an investment portfolio at a huge discount from NAV, and also absolutely magnificent operating businesses for free, or less than free. TAL is a Toyota affiliate. Toyota owns about 25% of TAL Common and TAL, in turn, is the largest Toyota shareholder with an approximate 5% equity interest in Toyota. TAL is a principal automotive supplier to Toyota. TAL, which originally only manufactured textile equipment, now a minor part of the overall operation, had founded Toyota and spun it off in 1937. The principal TAL operating businesses are as follows:

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AUTOMOTIVE:

Assembly of certain Toyota cars and the manufacture of engines, both diesel and gasoline, as well as automotive air conditioning compressors. TAL is the world's largest producer of air conditioning compressors with plants in Japan, the US and Europe supplying various automotive assemblers.

LOGISTICS AND FORK LIFTS:

Adjusted for the recent acquisition of BT Industries of Sweden and the remaining activities of Toyota in logistics and forklifts, TAL has become the world's largest manufacturer of forklifts. These are marketed under the Toyota name. TAL is also a major worldwide player in other materials handling equipment.

ELECTRONICS:

TAL now has a joint venture with Sony Corp to produce flat panel LCDs. The company also produces semiconductor related products and has a joint venture with Ibiden. TAL management hopes to grow electronics, now a minor activity, to perhaps 1/3 of overall revenues in the coming years.

To our knowledge, no broker-dealer research department analyzes TAL the way TAVF does based on our readings of a plethora of research reports published in English. These analyses of TAL focus strictly on PE ratios from operations, pretty much ignoring, or downplaying, the investment company aspects inherent in the TAL portfolio of marketable securities.

There are potential benefits to TAL, as a corporate entity, in taking actions that would result in the realization, at least in part, of the embedded shareholder values. This year, for example, TAL acquired for cash BT Industries of Sweden and all of Toyota's interests in Logistics and Forklifts for an undisclosed consideration. There is no way, given the price of TAL Common, that these productive assets ought to have been paid for with TAL Common, given the public market price of TAL Common. Having a common stock price more closely related to economic reality could prove quite helpful to TAL in the future. This may especially be the case given TAL plans to expand aggressively into electronics.

In the NAV calculation above, deferred capital gains taxes were deducted from NAV at a 45% rate. In other words, the deferred taxes were treated exactly as if they were an actual payable, similar to accounts payable or interest bearing debt instruments. This is how accounting is done. However, the 45% rate is utterly unrealistic. In terms of economic reality, the deferred capital gains taxes are a materially smaller liability than would be indicated by a 45% rate because the item is in no way the economic equivalent of an actual liability:

     a) Management controls the timing of when the capital gains tax might become payable, if ever.

     b) Management can use tax planning to ameliorate the effect of potential capital gains taxes, realizing losses on specific portfolio securities in a given year to offset realized gains.

     c)   Until the capital gains tax is due, TAL has the use of the money.

     d) Tax laws change over time; in the case of Japan, the odds would seem to favor a reduction, not an increase, in capital gains tax rates.

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While  deferred  taxes on  unrealized  capital  gains are not a true  liability, neither are they as valuable as tax-paid retained earnings. The economic truth lies somewhere in between:

     a) There is always a possibility that the deferred capital gains tax on unrealized gains will become an actual tax payable.

     b) The existence of a deferred tax liability can limit the flexibility of management, and control stockholders, in terms of what can be done in resource conversion activity, say mergers and acquisitions, without triggering an actual tax payable.

In sum, accounting rules and conventional security analysis notwithstanding, deferred taxes on unrealized appreciation are a liability which has a major net worth component; or vice versa, a net worth figure with a liability component. The percentage of the deferred tax liability that should in reality be assigned to net worth is a matter of analytic judgment. In the case of TAL, Fund management is inclined to assign 75% of the $13.40 per share liability to net worth in the computation of NAV -- albeit there is no hard and fast answer.

The chances may be slim that the discount at which TAL Common sells relative to NAV will narrow materially absent some sort of catalyst. A great catalyst would be for TAL to spin off to its stockholders the common stock of a new company consisting of the operating businesses and enough of the marketable securities so that the operating businesses would remain with an extremely strong financial position. TAL could then become an investment company, -- hopefully an open-end mutual fund.

To accomplish this, at the minimum both TAL management and Toyota management would have to see benefits from a spin-off for the various constituencies affected. Among other things, there would have to be clarification of the Japanese Tax Code to assure both TAL and Toyota that no corporate taxes would be incurred because of the spin-off, and that the transaction would be tax-free (i.e., tax deferred) for TAL shareholders. This seems like a Herculean task, the resolution of which TAVF might not contribute much to at all. Nonetheless, it ought to be noted that TAL spin-offs are not without precedent (see the 1937 spin-off of Toyota); Toyota management seems very Western oriented at least in recognizing outside, minority shareholders as a legitimate constituency; and sooner or later the Japanese government ought to start realizing that important macro benefits could flow to the overall economy if corporate Japan could be encouraged to unwind some of the huge amount of cross-holdings in existence.

The steep discount from NAV at which TAL common sells probably would be quite difficult to find in the United States, the large size and high quality of the underlying TAL company considered. Having said this, it should be noted that a very substantial portion of the TAVF portfolio, almost 25%, consists of high quality companies, where the common stocks are selling at large discounts from NAV, and where the amount of NAV seems reasonably easy to appraise. These TAL type issues whose common stocks are in the TAVF portfolio include Alico, Alexander & Baldwin, Arch Capital, Capital Southwest, Catellus Development, Forest City Enterprises, St. Joe, Tejon Ranch and six Japanese non-life insurers.

Third Avenue management remains hopeful that a TAL catalyst will emerge in the years just ahead. The odds may be against it. However, the Fund owns enough high-grade issues of "discount from NAV common stocks" that the over-

--------------------------------------------------------------------------------
                                       10
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================================================================================
--------------------------------------------------------------------------------
                            [THIRD AVENUE FUNDS LOGO]

all performance of the NAV sub-portfolio ought to be okay even if TAL Common is a non-performer. Given the prices the Fund has paid for TAL Common relative to NAV, the cost of no catalyst developing seems minimal; -- the rewards for success, enormous.

I will write you again when the Annual Report for the fiscal year to end October 31, 2000 is published.

Sincerely yours,



/s/ Martin J. Whitman

Martin J. Whitman
Chairman of the Board


--------------------------------------------------------------------------------
                                       11
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
===============================================================================================================
---------------------------------------------------------------------------------------------------------------
                                           [THIRD AVENUE FUNDS LOGO]

                                               THIRD AVENUE TRUST
                                            THIRD AVENUE VALUE FUND
                                            PORTFOLIO OF INVESTMENTS
                                                AT JULY 31, 2000
                                                  (UNAUDITED)

                     PRINCIPAL                                                                        % OF
                     AMOUNT ($)   ISSUES                                              VALUE         NET ASSETS
--------------------------------------------------------------------------------------------------------------
Asset Backed Securities - 6.44%
                   13,350,000     Capital Auto Receivables Asset Trust
                                  Series 1999-1 Class A-2, 5.58% due 6/15/02     $ 13,274,773
                    7,900,000     Capital Auto Receivables Asset Trust
                                  Series 2000-1 Class A-2, 6.81% due 2/17/03        7,885,583
                    2,495,000     Chase Credit Card Master Trust
                                  Series 1997-2 Class A, 6.30% due 4/15/03          2,495,836
                    4,583,906     Ford Credit Auto Owner Trust
                                  Series 1999-B Class A-3, 5.47% due 9/15/01        4,574,395
                    6,649,250     Ford Credit Auto Owner Trust
                                  Series 1998-B Class A-3, 5.85% due 10/15/01       6,638,844
                    4,000,000     Ford Credit Auto Owner Trust
                                  Series 2000-B Class A-1, 6.59% due 10/15/01       3,998,180
                    7,481,298     Ford Credit Auto Owner Trust
                                  Series 1999-C Class A-3, 5.77% due 11/15/01       7,463,904
                    6,515,995     Ford Credit Auto Owner Trust
                                  Series 1998-C Class A-4, 5.81% due 3/15/02        6,493,091
                   13,619,000     Ford Credit Auto Owner Trust
                                  Series 1999-B Class A-4, 5.80% due 6/15/02       13,502,081
                    1,400,000     Ford Credit Auto Owner Trust
                                  Series 1998-B Class A-4, 5.90% due 6/15/02        1,388,359
                   17,500,000     Ford Credit Auto Owner Trust
                                  Series 2000-A Class A-3, 6.82% due 6/17/02       17,481,187
                    5,000,000     Ford Credit Auto Owner Trust
                                  Series 2000-C Class A-3, 7.13% due 9/15/02        5,001,425
                   15,000,000     Ford Credit Auto Owner Trust
                                  Series 1999-C Class A-4, 6.08% due 9/16/02       14,870,775
                    5,000,000     Ford Credit Auto Loan Master Trust
                                  Series 1996-1 Class A, 5.50% due 2/15/03          4,957,525
                                                                                 ------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $109,829,938)                             110,025,958       6.44%
                                                                                 ------------

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                                                  12
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
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====================================================================================================================================
                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)
                                      PRINCIPAL                                                                           % OF
                                       AMOUNT ($)     ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.94%
Healthcare                             12,419,888     Genisis Health Ventures Revolving Loan             $  7,886,628     0.46%
                                                                                                         ------------
Auto Supply                             4,064,333     Safelite Glass Bank Debt A (c)                        1,869,593
                                        5,713,137     Safelite Glass Bank Debt B (c)                        2,628,043
                                        5,713,137     Safelite Glass Bank Debt C (c)                        2,628,043
                                                                                                         ------------
                                                                                                            7,125,679     0.42%
                                                                                                         ------------
Oil Services                            1,067,230     Cimarron Petroleum Corp. (c) (d)                      1,019,754     0.06%
                                                                                                         ------------
Retail                                    284,760     Lechmere, Inc. Trade Claim (a) (c)                        3,702
                                          150,959     Montgomery Ward Trade Claim (a) (c)                      53,402
                                                                                                         ------------
                                                                                                               57,104     0.00%
                                                                                                         ------------
                                                      TOTAL BANK AND OTHER DEBT
                                                      (Cost $17,096,524)                                   16,089,165
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.76%
Assisted Living Facilitiies            56,534,000     CareMatrix Corp. 6.25%, due 8/15/04                  13,992,165     0.82%
                                                                                                         ------------

Pharmaceutical Services                49,155,000     Innovative Clinical Solutions, Ltd. 6.75%, due 6/15  15,975,375     0.94%
                                                                                                         ------------
                                                      TOTAL CONVERTIBLE BONDS
                                                      (Cost $40,199,260)                                   29,967,540
                                                                                                         ------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.79%
Bermuda Based Financial Institutions    7,500,000     CGA Special Account Trust (b) (c)                     7,500,000     0.44%
                                                                                                         ------------
Lawn and Garden Retail                  8,452,000     Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08     3,127,240     0.18%
                                                                                                         ------------
Hard Goods Retail                      24,900,000     Hechinger Co. 6.95%, due 10/15/03*                    2,116,500
                                        8,500,000     Hechinger Co. 9.45%, due 11/15/12*                      722,500
                                                                                                         ------------
                                                                                                            2,839,000     0.17%
                                                                                                         ------------
                                                      TOTAL CORPORATE BONDS
                                                      (Cost $14,374,131)                                   13,466,240
                                                                                                         ------------
                                        SHARES
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 77.98%
Annuities & Mutual Fund                    10,000     Atalanta/Sosnoff Capital Corp. (a)                      100,000
Management & Sales                        163,300     John Nuveen & Co., Inc. Class A                       7,297,469

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                                                                 13
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
====================================================================================================================================
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                          % OF
                                         SHARES       ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
                                        1,050,000     Liberty Financial Companies, Inc.                  $ 23,100,000
                                                                                                         ------------
                                                                                                           30,497,469     1.78%
                                                                                                         ------------
Apparel Manufacturers                     150,000     Kleinerts, Inc. (a) (c)                               1,800,000     0.10%
                                                                                                         ------------
Bermuda Based                           3,341,703     CGA Group, Ltd. (a) (b) (c)                                   0
Financial Institutions                     91,999     Cobalt Holdings, LLC (c)                                    920
                                          118,449     ESG Re, Ltd. (a)                                        436,780
                                           15,675     ESG Re, Ltd. Warrants (c)                                     1
                                          295,217     LaSalle Re Holdings, Ltd.                             5,018,689
                                        1,064,516     St. George Holdings, Ltd. Class A (a) (b) (c)           106,451
                                            9,044     St. George Holdings, Ltd. Class B (a) (b) (c)               905
                                                                                                         ------------
                                                                                                            5,563,746     0.33%
                                                                                                         ------------
Building Materials                        523,300     USG Corp.                                            15,371,938     0.90%
                                                                                                         ------------
Business Development                      432,300     Arch Capital Group, Ltd. (a)                          6,700,650
& Investment Companies                     78,245     Capital Southwest Corp.                               4,499,087
                                                                                                         ------------
                                                                                                           11,199,737     0.66%
                                                                                                         ------------
Computerized Trading                      223,600     Investment Technology Group, Inc.                    10,872,550     0.64%
                                                                                                         ------------
Computers, Networks                       100,000     3Com Corp. (a)                                        1,356,250
& Software                                148,000     Palm, Inc.                                            5,772,000
                                                                                                         ------------
                                                                                                            7,128,250     0.42%
                                                                                                         ------------
Depository Institutions                    53,000     Astoria Financial Corp.                               1,543,625
                                           69,566     Banknorth Group, Inc.                                 1,065,229
                                          218,500     Carver Bancorp, Inc. (b)                              2,266,937
                                           61,543     Commercial Federal Corp.                              1,092,388
                                          197,307     Golden State Bancorp, Inc. (a)                        3,773,496
                                           53,480     Golden State Bancorp, Inc. Warrants, 9/17/00 (a)        434,525
                                          197,307     Golden State Bancorp, Inc. Litigation
                                                      Tracking Warrants (a)                                   228,136
                                           41,100     Tompkins Trustco, Inc.                                  986,400
                                          402,800     Woronoco Bancorp, Inc. (b)                            4,783,250
                                                                                                         ------------
                                                                                                           16,173,986     0.95%
                                                                                                         ------------

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                                                                 14
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
====================================================================================================================================
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                          % OF
                                         SHARES       ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Electronics                             3,534,400     AVX Corp.                                          $ 84,604,699
                                        1,125,000     Electro Scientific Industries, Inc. (a)              51,117,188
                                                                                                         ------------
                                                                                                          135,721,887     7.95%
                                                                                                         ------------
Financial Insurance                       200,000     Ambac Financial Group, Inc. (j)                      12,887,500
                                        1,951,000     Enhance Financial Services Group, Inc.               30,850,187
                                        1,076,073     MBIA Inc.                                            59,923,815
                                                                                                         ------------
                                                                                                          103,661,502     6.07%
                                                                                                         ------------
Food Manufacturers                        328,000     J & J Snack Foods Corp. (a)                           4,879,000
& Purveyors                               109,100     Weis Markets, Inc.                                    3,818,500
                                                                                                         ------------
                                                                                                            8,697,500     0.51%
                                                                                                         ------------
Home Building                             657,000     D.R. Horton, Inc.                                    10,183,500     0.60%
                                                                                                         ------------
Industrial Equipment                      423,900     Alamo Group, Inc.                                     5,510,700
                                          123,900     Cummins Engine Co., Inc.                              3,964,800
                                          125,200     Mestek, Inc. (a)                                      2,104,925
                                          249,000     Standex International Corp.                           4,295,250
                                          385,400     Tecumseh Products Co. Class A (b)                    13,681,700
                                          626,400     Tecumseh Products Co. Class B (b) (j)                21,924,000
                                          700,000     Trinity Industries, Inc.                             13,475,000
                                                                                                         ------------
                                                                                                           64,956,375     3.80%
                                                                                                         ------------
Industrial-Japan                        3,000,000     Toyoda Automatic Loom Works, Ltd.                    68,308,536     4.00%
                                                                                                         ------------
Insurance Holding                          87,035     ACE Ltd.                                              3,133,260
Companies                                 200,678     ACMAT Corp. Class A (a) (b)                           1,404,746
                                          803,669     Danielson Holding Corp. (a) (b) (c)                   4,018,345
                                            5,490     Sen-Tech International Holdings, Inc. (a) (c)         3,294,000
                                           58,300     White Mountains Insurance Group Inc.                  9,153,100
                                                                                                         ------------
                                                                                                           21,003,451     1.23%
                                                                                                         ------------

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                                                                 15
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
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                           % OF
                                         SHARES       ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Manufactured Housing                       89,000     Liberty Homes, Inc. Class A                        $    550,688
                                           40,000     Liberty Homes, Inc. Class B (j)                         250,000
                                                                                                         ------------
                                                                                                              800,688     0.05%
                                                                                                         ------------
Medical Supplies                          145,500     Analogic Corp.                                        6,693,000
& Services                                342,300     Datascope Corp.                                      12,921,825
                                          554,950     Prime Medical Services, Inc. (a)                      4,508,969
                                           90,750     St. Jude Medical, Inc. (a)                            3,743,437
                                                                                                         ------------
                                                                                                           27,867,231     1.63%
                                                                                                         ------------
Natural Resources &                     1,160,000     Alexander & Baldwin, Inc.                            29,217,500
Real Estate                                10,000     Alico, Inc.                                             167,500
                                          179,600     Catellus Development Corp. (a)                        3,098,100
                                           31,000     Consolidated-Tomoka Land Co.                            375,875
                                          573,500     Forest City Enterprises, Inc. Class A                19,714,062
                                            7,500     Forest City Enterprises, Inc. Class B                   273,750
                                          473,489     HomeFed Corp. (a)                                       333,810
                                        1,180,336     Koger Equity, Inc.                                   19,991,941
                                           14,600     LNR Property Corp.                                      296,562
                                              846     Public Storage, Inc.                                     21,679
                                          238,200     The St. Joe Co.                                       7,086,450
                                        3,045,508     Tejon Ranch Co. (a) (b) (c)                          73,663,225
                                                                                                         ------------
                                                                                                          154,240,454     9.03%
                                                                                                         ------------
Non-Life Insurance-Japan                7,319,000     Mitsui Marine & Fire Insurance Co., Ltd.             32,595,282
                                        7,399,000     The Chiyoda Fire & Marine Insurance Co., Ltd.        22,755,485
                                        2,344,000     The Nissan Fire & Marine Insurance Co., Ltd.          7,144,753
                                        3,246,000     The Sumitomo Marine & Fire Insurance Co., Ltd.       18,010,894
                                        1,520,800     The Tokio Marine & Fire Insurance Co., Ltd.,
                                                      Sponsored ADR                                        76,610,300
                                        3,000,000     The Yasuda Fire & Marine Insurance Co., Ltd.         13,908,111
                                                                                                         ------------
                                                                                                          171,024,825    10.02%
                                                                                                         ------------

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                                                                 16
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
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                           % OF
                                        SHARES        ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Oil Services                              500,000     Nabors Industries, Inc. (a)                        $ 20,812,500     1.22%
                                                                                                         ------------
Paper & Related
Products                              110,174,479     Repap Enterprises Inc. (a) (b)                        7,602,039     0.45%
                                                                                                         ------------
Pharmaceutical Services                   919,500     Kendle International Inc. (a)                         6,953,719
                                          588,000     PAREXEL International Corp. (a)                       5,843,250
                                          400,000     Pharmaceutical Product Development, Inc. (a) (j)      8,550,000
                                                                                                         ------------
                                                                                                           21,346,969     1.25%
                                                                                                         ------------
Retail                                    214,700     Value City Department Stores, Inc.                    1,878,625     0.11%
                                                                                                         ------------
Security Brokers,                         223,600     Jefferies Group, Inc.                                 5,981,300
Dealers &                                 893,332     Legg Mason, Inc.                                     46,453,264
Flotation Companies                     1,086,250     Raymond James Financial, Inc.                        27,156,250
                                                                                                         ------------
                                                                                                           79,590,814     4.66%
                                                                                                         ------------
Semiconductor                             200,000     Applied Materials, Inc. (a)                          15,175,000
Equipment Manufacturers                 1,004,500     C.P. Clare Corp. (a) (b)                              5,336,406
and Related                             1,742,300     Electroglas, Inc. (a) (b)                            34,846,000
                                        2,320,900     FSI International, Inc. (a) (b)                      38,149,794
                                          100,000     GaSonics International Corp. (a)                      2,400,000
                                          100,000     KLA-Tencor Corp. (a)                                  5,325,000
                                          300,000     Photronics, Inc. (a)                                  7,443,750
                                        4,094,200     Silicon Valley Group, Inc. (a) (b)                  103,890,325
                                          500,000     Veeco Instruments, Inc. (a) (j)                      39,375,000
                                                                                                         ------------
                                                                                                          251,941,275    14.75%
                                                                                                         ------------
Small-Cap Technology                      424,000     Hypercom Corp. (a)                                    3,975,000
                                          247,200     Planar Systems, Inc. (a)                              3,599,850
                                            1,499     Simione Central Holdings, Inc. (a)                        2,811
                                                                                                         ------------
                                                                                                            7,577,661     0.44%
                                                                                                         ------------
Title Insurance                         3,201,800     First American Corp. (b)                             49,828,013
                                        1,951,400     Stewart Information Services Corp. (b)               25,856,050
                                                                                                         ------------
                                                                                                           75,684,063     4.43%
                                                                                                         ------------

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                                                                 17
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
====================================================================================================================================
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                           % OF
                                          SHARES      ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
                                                      TOTAL COMMON STOCKS AND WARRANTS
                                                      (Cost $896,299,749)                              $1,331,507,571
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.53%
Bermuda Based                             665,746     CGA Group, Ltd., Series A (b) (c)                    16,643,651
Financial Institutions                  6,045,667     CGA Group, Ltd., Series C (b) (c)                     7,039,176
                                                                                                       --------------
                                                                                                           23,682,827     1.39%
                                                                                                       --------------
Financial Insurance                         2,500     American Capital Access Holdings, LLC (c)             2,500,000     0.14%
                                                                                                       --------------
Insurance Holding
Companies                                   4,775     Ecclesiastical Insurance, 8.625%                          7,152     0.00%
                                                                                                       --------------
                                                      TOTAL PREFERRED STOCK
                                                      (Cost $23,969,001)                                   26,189,979
                                                                                                       --------------
                                        INVESTMENT
                                        AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.76%
Bermuda Based                           2,215,000     ESG Partners, LP (c)                                    390,150     0.02%
Financial Institutions                                                                                 --------------

Financial Insurance                    15,000,000     American Capital Access Holdings, LLC (c)             7,500,000     0.44%
                                                                                                       --------------

Insurance Holding                       3,667,341     Head Insurance Investors LP (c)                       3,713,329
Companies                               1,330,000     Insurance Partners II Equity Fund, LP (c)             1,330,000
                                                                                                       --------------
                                                                                                            5,043,329     0.30%
                                                                                                       --------------
                                                      TOTAL LIMITED PARTNERSHIPS
                                                      (Cost $22,267,756)                                   12,933,479
                                                                                                       --------------

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                                                                 18
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
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                       THIRD AVENUE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                        NOTIONAL                                                                           % OF
                                      PRINCIPAL ($)    ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SWAP CONTRACTS - (0.23%)
                                       50,000,000     Bear Stearns Currency Swap,
                                                      Termination Date 10/27/00 (c) (e)                $    2,389,800
                                      150,000,000     Bear Stearns Currency Swap,
                                                      Termination Date 4/17/01 (c) (f)                     (6,397,888)
                                                                                                       --------------
                                                                                                           (4,008,088)   (0.23%)
                                                                                                       --------------
                                                      TOTAL OTHER INVESTMENTS
                                                      (Cost $0)                                            (4,008,088)
                                                                                                       --------------

                                       PRINCIPAL
                                       AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.32%
Repurchase Agreements                  61,186,524     Bear Stearns 6.57%, due 8/1/00 (g)                   61,186,524     3.58%
                                                                                                       --------------

Repurchase Agreements -                 1,339,797     Bear Stearns 3.34%, due 8/1/00 (i)                    1,339,797
Collateral on Securities                5,054,600     Bear Stearns 6.81%, due 8/1/00 (i)                    5,054,600
Loaned                                                                                                 --------------
                                                                                                            6,394,397     0.38%
                                                                                                       --------------

U.S. Treasury Bills                    40,000,000     U.S. Treasury Bill 5.87%+, 10/26/00                  39,426,680
                                       35,000,000     U.S. Treasury Bill 5.99%+, 10/26/00                  34,495,825
                                          570,000     U.S. Treasury Bill 5.57%+, 12/07/00 (h)                 557,860
                                       35,000,000     U.S. Treasury Bill 5.96%+, 12/21/00                  34,163,360
                                                                                                       --------------
                                                                                                          108,643,725     6.36%
                                                                                                       --------------
                                                      TOTAL SHORT TERM INVESTMENTS
                                                      (Cost $176,266,140)                                 176,224,646
                                                                                                       --------------
                                                      TOTAL INVESTMENT PORTFOLIO - 100.29%
                                                      (Cost $1,300,302,499)                             1,712,396,490
                                                                                                       --------------
                                                      LIABILITIES NET OF
                                                      CASH AND OTHER ASSETS - (0.29%)                      (4,885,152)
                                                                                                       --------------

                                                      NET ASSETS - 100.00%                             $1,707,511,338
                                                                                                       ==============
                                                      (Applicable to 46,023,934
                                                      shares outstanding)

                                                      NET ASSET VALUE PER SHARE                                $37.10
                                                                                                               ======

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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT JULY 31, 2000
                                   (UNAUDITED)

Notes:

(a)  Non-income producing securities.

(b)  Affiliated issuers-as defined under the Investment Company Act of 1940
     (ownership of 5% or more of the outstanding voting securities of these issuers).

(c)  Restricted/fair valued securities.

(d)  Interest accrued at a current rate of prime + 2%.

(e) The Fund is selling 5.2 billion Yen and paying an interest rate of 0.22% in exhange for 50 million U.S. Dollars and an interest rate of 6.29%.

(f) The Fund is selling 15.9 billion Yen and paying an interest rate of 0.38% in exhange for 150 million U.S. Dollars and an interest rate of 6.85%.

(g)  Repurchase agreement collateralized by:

     U.S. Treasury Strips, par value $64,410,000, matures 11/15/16, market value
     $24,053,270.

     U.S. Treasury Strips, par value $38,447,000, matures 5/15/17, market value
     $13,925,119.

     U.S. Treasury Strips, par value $68,460,000, matures 8/15/17, market value
     $24,432,005.

(h)  Security segregated for future Fund commitments.

(i)  Repurchase agreements collateralized by:

     U.S. Treasury Strips, par value $3,660,000, matures 11/15/16, market value
     $1,366,790.

     U.S. Treasury Strips, par value $14,450,000, matures 8/15/17, market value
     $5,156,916.

(j)  Securities in whole or in part on loan.

*    Issuer in default.

+    Annualized yield at date of purchase.

ADR: American Depository Receipt.

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                                       20
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                            [THIRD AVENUE FUNDS LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At July 31, 2000, the end of the third fiscal quarter, the unaudited net asset value attributable to the 10,009,958 common shares outstanding of Third Avenue
Small-Cap  Value Fund  ("Small-Cap  Value" or the  "Fund") was $13.26 per share.
This compares with the Fund's unaudited net asset value of $12.51 per share at April 30, 2000; and an unaudited net asset value, adjusted for a subsequent distribution to shareholders, of $11.54 per share at July 31, 1999. At August
25, 2000, the net asset value was $14.05.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established two new positions, added to four of its 37 existing positions, reduced its holdings in three companies, and eliminated positions in three companies. At July 31, 2000, Small-Cap Value held positions in 36 companies, the top 10 positions of which accounted for approximately 40% of the Fund's net assets.

NUMBER OF SHARES      NEW POSITIONS ACQUIRED
150,000 shares        Trinity Industries, Inc. Common Stock ("Trinity Common")
38,400 shares         USG Corp. Common Stock ("USG Common")

                      INCREASES IN EXISTING POSITIONS
1,000 shares          Bel Fuse, Inc. Class B Common Stock ("Bel Fuse B Common")
12,400 shares         Century Aluminum Co. Common Stock ("Century Common")
14,000 shares         Enhance Financial Services Group, Inc. Common Stock
                      ("EFS Common")
10,000 shares         Silicon Valley Group, Inc. Common Stock ("SVG Common")

                      DECREASES IN EXISTING POSITIONS
208,400 shares        ACT Networks, Inc. Common Stock ("ACT Common")
24,300 shares         Centigram Communications Corp. Common Stock
                      ("Centigram Common")
5,000 shares          ValueVision International, Inc. Class A Common Stock
                      ("ValueVision Common")

                      POSITIONS ELIMINATED
210,000 shares        Evans & Sutherland Computer Corp. Common Stock
                      ("E&S Common")
76,000 shares         Financial Security Assurance Holdings Ltd. Common  Stock
                      ("FSA Common")
283,000 shares        Protocol Systems, Inc. Common Stock ("Protocol Common")

--------------------------------------------------------------------------------
                                       21
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                            [THIRD AVENUE FUNDS LOGO]

Our new positions in Trinity Common and USG Common represent archetype investments for Third Avenue. Both companies are well financed and reasonably managed, and both companies can boast of long-standing and leading positions in their respective businesses. While the near-term earnings outlook for each has weakened meaningfully, a weakening that largely accounts for the currently depressed stock prices (and our opportunity), in each case both companies have real, longer-term opportunities to expand and build their businesses.

Trinity  Industries is a diversified  industrial  company that  manufactures and markets  railroad  freight cars,  inland barges,  concrete and  aggregates,  and highway  construction  products.  A downturn in the rail segment,  the company's
main  business,   has   translated  to  temporarily   lower  earnings  and,  not
surprisingly,  low  expectations.  The company's other  businesses  appear to be growing and we expect that,  in time,  growth in the rail segment will resume as well. With only very modest levels of financial  leverage,  this  combination of industrial businesses has historically and should continue to produce attractive returns on equity.  Management  has suggested  that it will continue to grow the business in a manner that makes it less cyclical,  and use its prominent  market positions to leverage the tools of the "New  Economy." The public  markets today value the company at levels  significantly  below what a financial  or strategic buyer might pay for the entire  business.  Trinity Common can be purchased today at levels not seen in several years.

USG Corporation is the largest supplier of gypsum wallboard in the United States and, through its L&W Supply subsidiary,  the leading specialty building products distributor in the United States. The company also produces ceiling tiles, joint compounds and other  building  products.  USG produces its  wallboard  under its
SHEETROCK   brand  name,  a  name  that  should  be  familiar  to  many  of  you do-it-yourselfers.  USG Common  appears to be depressed for at least a couple of reasons. For one, the company continues to carry an asbestos-related  liability, a liability  that we think is  containable  and  manageable,  and one that could achieve considerable  clarification in the next two or three years. Secondly, it looks as if more  wallboard  manufacturing  capacity is set to come on stream by year-end,  pressuring  pricing  just as demand may be ebbing  with a peak in the building cycle.  The currently  depressed  levels of USG Common seem to discount these negatives and a whole lot more. The markets have priced USG Common as if a severe recession were just around the next bend.  Nevertheless,  we believe that we own a well managed and  operationally  sound  business with very  attractive, longer-term earning power.

The Fund also made significant sales of holdings during the quarter, largely in response to merger and acquisition activity. The number of positions sold in part or total and the dollar amount of sales activity during the quarter should be regarded as somewhat of an anomaly in as much as they coincided in the same quarter. As a result of these sales, however, the Fund presently sits with higher than normal levels of cash.

Two positions, Protocol Common and FSA Common, were sold to corporate buyers who made cash offers for those companies. The Fund sold a large majority of its position in ACT Networks in response to a stock-for-stock deal from Clarent
Corporation.  ADC Telecommunications  acquired Centigram  Communications on July
26; the Fund received the proceeds from this acquisition on August 7, 2000. In each case, the buyers paid significant premiums to both the Fund's cost and current market prices. This buyout activity, no doubt, has been a significant positive contributor to the Fund's overall performance to date.

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                                       22
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                            [THIRD AVENUE FUNDS LOGO]

E&S Common was sold in response to negative developments at that company.  Evans
& Sutherland's balance sheet has weakened considerably since the Fund's initial purchases, business conditions have become undeniably more difficult, and management -- despite much optimism -- utterly failed to improve the earning power and economics of the business during the past three years.

The sales activity accounted for approximately $15 million of the $24 million of cash reported at quarter's end. Had these resource conversion events not all occurred during the same quarter, the Fund's cash position would have been in its normal 5% to 10% range. It's possible that the cash position of the Fund may increase, at least temporarily, during the fourth quarter as we execute the Fund's tax planning strategies (which may entail some sales to realize capital losses). All of this cash should be a source of comfort, as it provides us with a "war chest" for future acquisitions.

WHY INVEST IN SMALL CAP STOCKS?

I have been asked repeatedly during the past year, "Why invest in small cap, value stocks?" I think the answer can be summed up neatly in two letters, "M and A." As noted above, the Fund has benefited from heightened merger and acquisition activity as the values of our underpriced assets get recognized by corporate or financial buyers. The recent leveraged buyouts ("LBO") of Johns
Manville and MascoTech (not owned by our Fund) by two high-profile groups underscore the opportunities that exist in many smaller, undervalued companies.
As private equity and LBO firms have raised record amounts of capital during the past two years -- more than $100 billion by some estimates -- we expect the flurry of M&A activity to continue unabated as this new capital gets allocated and as long as the public markets continue to ignore the values inherent in the kinds of businesses owned by the Fund.

I look  forward to writing  you again when we publish  our Annual  Report  dated
October 31, 2000.

Sincerely,


/s/ Curtis R. Jensen

Curtis R. Jensen
Co-manager, Third Avenue Small-Cap Value Fund

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                                       23
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
====================================================================================================================================
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                                                      [THIRD AVENUE FUNDS LOGO]


                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                      PORTFOLIO OF INVESTMENTS
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                           % OF
                                       SHARES         ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 81.72%
Bermuda Based Financial                   135,400     LaSalle Re Holdings, Ltd.                          $  2,301,800     1.73%
                                                                                                         ------------
Institutions
Building Materials                         38,400     USG Corp.                                             1,128,000     0.85%
                                                                                                         ------------

Construction-Japan                        293,900     Sawako Corp., Sponsored ADR                           1,249,075     0.94%
                                                                                                         ------------
Financial Insurance                        41,500     Enhance Financial Services Group, Inc.                  656,219
                                          154,822     MBIA Inc.                                             8,621,650
                                                                                                         ------------
                                                                                                            9,277,869     6.99%
                                                                                                         ------------
Industrial Equipment                      310,000     Alamo Group, Inc.                                     4,030,000
                                          150,000     Trinity Industries, Inc.                              2,887,500
                                                                                                         ------------
                                                                                                            6,917,500     5.21%
                                                                                                         ------------
Life Insurance                            179,000     FBL Financial Group, Inc. Class A                     2,416,500     1.82%
                                                                                                         ------------
Manufactured Housing                      184,300     Skyline Corp.                                         3,720,556     2.80%
                                                                                                         ------------
Media                                     120,000     ValueVision International, Inc. Class A (a)           1,867,500     1.41%
                                                                                                         ------------
Metal & Metal Products                     39,000     Century Aluminum Co.                                    511,875     0.38%
                                                                                                         ------------
Natural Resources &                       187,500     Alexander & Baldwin, Inc.                             4,722,656
Real Estate                               187,300     Alico, Inc.                                           3,137,275
                                          139,000     Avatar Holdings, Inc. (a) (b)                         2,919,000
                                          126,900     Cabot Industrial Trust                                2,601,450
                                          227,400     Deltic Timber Corp.                                   4,704,338
                                          206,000     Koger Equity, Inc.                                    3,489,125
                                          200,000     Tejon Ranch Co. (a) (d)                               4,837,500
                                        1,104,700     The TimberWest Forest Corp. (Canada)                  7,435,352
                                                                                                         ------------
                                                                                                           33,846,696    25.50%
                                                                                                         ------------
Non-Life                                2,025,000     The Nissan Fire & Marine
Insurance-Japan                                       Insurance Co., Ltd.                                   6,172,409     4.65%
                                                                                                         ------------

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                                                                 24
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
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                           % OF
                                       SHARES         ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Paper & Related                        12,253,700     Repap Enterprises Inc. (a)                         $    845,505     0.64%
Products                                                                                                 ------------

Pharmaceutical Services                    76,400     Kendle International Inc. (a)                           577,775
                                           58,100     PAREXEL International Corp. (a)                         577,369
                                           93,000     Pharmaceutical Product Development, Inc. (a) (b)      1,987,875
                                                                                                         ------------
                                                                                                            3,143,019     2.37%
                                                                                                         ------------
Retail                                    426,100     HomeBase, Inc. (a) (b)                                1,038,619
                                          261,700     Value City Department Stores, Inc. (a)                2,289,875
                                                                                                         ------------
                                                                                                            3,328,494     2.51%
                                                                                                         ------------
Semiconductor                             484,800     C.P. Clare Corp. (a) (c)                              2,575,500
Equipment Manufacturers                   100,000     Electroglas, Inc. (a) (b)                             2,000,000
and Related                               293,900     FSI International, Inc. (a)                           4,830,981
                                          109,000     Silicon Valley Group, Inc. (a)                        2,765,875
                                          150,000     SpeedFam-IPEC, Inc. (a)                               2,971,875
                                                                                                         ------------
                                                                                                           15,144,231    11.41%
                                                                                                         ------------
Technology                                 94,400     ACT Networks, Inc. (a)                                1,286,200
                                           26,000     Bel Fuse, Inc. Class A (a)                              786,500
                                          133,400     Bel Fuse, Inc. Class B (b)                            3,668,500
                                          165,000     Centigram Communications Corp. (a)                    4,320,938
                                          257,300     Planar Systems, Inc. (a)                              3,746,931
                                                                                                         ------------
                                                                                                           13,809,069    10.40%
                                                                                                         ------------
Title Insurance                           179,800     First American Corp.                                  2,798,137     2.11%
                                                                                                         ------------
                                                      TOTAL COMMON STOCKS
                                                      (Cost $105,850,881)                                 108,478,235
                                                                                                         ------------

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                                                                 25
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
====================================================================================================================================
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                  THIRD AVENUE SMALL-CAP VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                       NOTIONAL                                                                            % OF
                                       AMOUNT ($)     ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SWAP CONTRACTS - (0.07%)
                                        6,000,000     Bear Stearns Currency Swap,
                                                      Termination Date 2/28/01 (d) (e)                    $  (92,732)    (0.07%)
                                                                                                       --------------
                                                      TOTAL OTHER INVESTMENTS
                                                      (Cost $0)                                               (92,732)
                                                                                                       --------------
                                       PRINCIPAL
                                       AMOUNT ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 12.00%
Repurchase Agreements                  12,525,347     Bear Stearns 6.57%, due 8/1/00 (f)                   12,525,347     9.44%
                                                                                                       --------------
Repurchase Agreements -                     8,650     Bear Stearns 3.34%, due 8/1/00 (g)                        8,650
Collateral on Securities                3,392,100     Bear Stearns 6.81%, due 8/1/00 (g)                    3,392,100
                                                                                                       --------------
Loaned                                                                                                      3,400,750     2.56%
                                                                                                       --------------
                                                      TOTAL SHORT TERM INVESTMENTS
                                                      (Cost $15,926,097)                                   15,926,097
                                                                                                       --------------

                                                      TOTAL INVESTMENT PORTFOLIO - 93.65%
                                                      (Cost $121,776,978)                                 124,311,600
                                                                                                       --------------

                                                      OTHER ASSETS
                                                      LESS LIABILITIES - 6.35%                              8,426,938
                                                                                                       --------------
                                                      NET ASSETS - 100.00%                             $  132,738,538
                                                                                                       ==============
                                                      (Applicable to 10,009,958
                                                      shares outstanding)

                                                      NET ASSET VALUE PER SHARE                                $13.26
                                                                                                               ======

Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(d)  Restricted/fair valued securities.

(e) The Fund is selling 667 million Yen and paying an interest rate of 0.25% in exchange for 6 million U.S. Dollars and an interest rate of 6.73%.

(f)  Repurchase agreement collateralized by:

     U.S. Treasury Strips, par value $34,215,000, matures 11/15/16, market value $12,777,250.

(g)  Repurchase agreement collateralized by:

     U.S. Treasury Strips, par value $25,000, matures 11/15/16, market value $9,336.

     U.S. Treasury Strips, par value $9,270,000, matures 11/15/16, market value $3,461,789.

ADR: American Depository Receipt.

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                                       26
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                            [THIRD AVENUE FUNDS LOGO]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At July 31, 2000, the end of the third fiscal quarter of 2000, the unaudited net asset value attributable to the 1,580,442 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $13.05 per share. This compares with an unaudited net asset value of $12.07 per share at April 30, 2000, and an unaudited net asset value, adjusted for a subsequent distribution to shareholders, of $11.43 per share at July 31, 1999. At August 25, 2000, the unaudited net asset value was $13.53 per share.

QUARTERLY ACTIVITY

During the quarter, the Fund established new positions in the senior notes of two companies, the senior subordinated notes of one company and the common stock of three companies. The Fund increased its position in the common stocks of eight companies, reduced its position in the common stock of one company, and eliminated its position in the common stock of one company as a result of a resource conversion.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES           POSITION ACQUIRED
$750,000                   Ocwen Asset Investment Corp., 11.50% Senior Notes due
                           7/1/05 ("Ocwen Notes")
$300,600                   Frank's Nursery & Crafts, Inc., 10.25% Senior
                           Subordinated Notes due 3/1/08 ("Frank's Notes")
$700,000                   Rockefeller Center Properties, Inc. Zero Coupon
                           Convertible Debentures due 12/31/00
                           ("Rockefeller Notes")
21,928 shares              Lennar Corp. Common Stock ("Lennar Common")
39,100 shares              Tejon Ranch Co. Common Stock ("Tejon Common")
13,000 shares              USG Corp. Common Stock ("USG Common")

                           INCREASES IN EXISTING POSITIONS
10,400 shares              Avatar Holdings, Inc. Common Stock ("Avatar Common")
3,500 shares               Centex Corp. Common Stock ("Centex Common")
43,100 shares              Commercial Assets, Inc. Common Stock
                           ("Commercial Common")
8,000 shares               Consolidated-Tomoka Land Co. Common Stock
                           ("Consolidated Common")
7,500 shares               D.R. Horton, Inc. Common Stock ("Horton Common")
22,600 shares              LNR Property Corp. Common Stock ("LNR Common")
18,200 shares              The St. Joe Co. Common Stock ("St. Joe Common")
26,200 shares              Wellsford Real Properties, Inc. Common Stock
                           ("Wellsford Common")

                           POSITIONS DECREASED
25,000 shares              United Investors Realty Trust Common Stock
                           ("United Common")

                           POSITIONS ELIMINATED
14,700 shares              U.S. Home Corp. Common Stock ("U.S. Home Common")

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                                       27
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                            [THIRD AVENUE FUNDS LOGO]

Ocwen Asset Investment Corp. was formerly a publicly traded real estate investment trust that invested in variety of real estate assets, including subordinate and interest-only interests in mortgage-backed securities; distressed commercial and multifamily properties; and mortgage loans on commercial, multifamily and residential properties. In October 1999, through a merger approved by shareholders, the company became a wholly owned subsidiary of Ocwen Financial Corp. Ocwen Notes are senior unsecured obligations of the company and cross-defaulted with the obligations of the parent company. The company has liquidated a substantial portion of its mortgage-backed securities portfolio and paid down debt with the proceeds. The majority of the company's remaining assets consist of a portfolio of office and retail properties, most of which are listed for sale. We think there is a good chance the company will use the sale proceeds to make a tender offer on the Ocwen Notes at a discount to face value -- but at a substantial premium to the Fund's cost basis. The Fund acquired Ocwen Notes at yield-to-maturity of about 18%, which appears to be our downside based on the substantial asset coverage.

Frank's Nursery & Crafts operates the largest chain of specialty retail stores in the United States devoted to the sale of lawn and garden products. The company also sells dried and artificial flowers, crafts and seasonal merchandise. The company has 257 stores, 118 of which are leased and 139 are owned. The typical store is generally located on a 3-acre site, has approximately 18,000 square feet of indoor building area, 17,000 square feet of outdoor selling area and ample onsite parking. Most stores are freestanding and located adjacent to or near shopping centers. The company has recently experienced declining sales and margins, which it attributes to the unseasonably wet and cold weather in the Northeast and Midwest. Weak operating results has caused the company to be out of compliance with covenants under its credit facility. The company was able to obtain an amendment to the credit facility, but the amendment reduces the company's financial flexibility. We recently visited a number of the company's Northeast stores and observed that the stores are well stocked with quality merchandise and well staffed with knowledgeable personnel. Despite competition from Home Depot and others, Frank's appears to have a viable business. The obvious problem is the company's ability to comfortably service its debt. The Fund acquired Frank's Notes at a substantial discount to par and a yield to maturity of more than 30%. If the company is able to turn around its operations, we will have a performing instrument with a very attractive yield. If the company defaults on the notes and files for bankruptcy protection, we would expect to participate in a reorganization and receive substantial equity in the reorganized company. Our backstop is the value of the real estate, which we estimate in liquidation would return substantially more than our cost basis.

Rockefeller Notes are an obligation of RCPI Trust, which owns Rockefeller Center, one of the best-known commercial real estate complexes in the world. The property includes 12 buildings having approximately 7.4 million square feet of rentable office, retail, storage and studio space (including approximately 1.5 million square feet owned by NBC). The Rockefeller Notes have a zero coupon and accrete to par on the maturity date, December 31, 2000. Upon maturity, the notes will convert to floating rate notes bearing interest at 1% over 90-day LIBOR, with quarterly interest payments, then maturing on December 31, 2007. The total outstanding face amount of the Rockefeller Notes is $586.2 million. Rockefeller Center is reportedly for sale with an asking price of about $2 billion. With such a large equity cushion, we view the Rockefeller Notes as having extremely low credit risk. At our acquisition cost, we have locked in about a 10% yield to maturity (assuming no change in interest rates) and we think there is a good chance the notes will be paid off upon a sale of the property. In this event, our annualized yield would be substantially higher.

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                            [THIRD AVENUE FUNDS LOGO]

The Fund received Lennar Common in exchange for its position in U.S. Home Common, which we acquired earlier this year. Lennar Corp. completed its acquisition of U.S. Home Corp. in May 2000 by issuing a combination of cash and new common shares. The combined company is now the largest publicly traded homebuilder in the United States with major market shares in California, Texas and Florida and homebuilding operations in 10 additional states. Lennar builds homes for first-time buyers, move-up buyers and active adults. Lennar has an exceptionally strong balance sheet and one of the best management teams in the homebuilding business. The Fund's effective acquisition cost of Lennar Common was at a discount to book value and a P/E ratio of less than 6 times trailing earnings. Over the last 5 years, Lennar Common has traded at an average of 2.1 times book value and 11.3 times earnings; and peaking at 4 times book value and 20 times earnings. It appears to us that the market has overreacted to fears of a slowdown as a result of higher interest rates. The company's financial strength should enable it to not only withstand any downturn in housing, but also increase market share during such periods.

Tejon Ranch Corp. is the largest contiguous landowner in California with approximately 270,000 acres located in Los Angeles and Kern Counties.
Historically, the company has specialized in livestock, farming and natural resource management. In 1996, the company brought in new management with a mandate to create and implement a strategic plan of developing its land along transportation corridors into master planned business and residential communities. The first development, Tejon Industrial Complex--located along Interstate 5 on the north end of the property -- is underway and appears to be attracting significant interest from major users like Ikea, which has recently agreed to purchase an 80-acre site on which it will build a 1.8 million square foot distribution center. On the south end of the property, in Los Angeles County, the company has entered into a joint venture with three of California's largest homebuilders for the planning and development of a master planned community encompassing over 4,000 acres. The development process in California can take several years from planning phase to construction phase, but I am impressed with what management has been able to accomplish to date. Additionally, after visiting the property, I am encouraged that the location and character of the land will lend itself to successful long-term developments. The Fund's investment in Tejon Common was made at a significant discount to our conservative estimate of the net present value of future cash flows from developments.

USG Corp. is the largest manufacturer and supplier of gypsum wallboard (SHEETROCK brand) in the United States and, through its L&W Supply subsidiary, the leading specialty building products distributor in the United States. The company also produces ceiling tiles, joint compounds and other building products. USG Common has been depressed for the last year, primarily due to a combination of softening demand and growing industry capacity putting downward pressure on wallboard prices. Additionally, recent interest rate increases are expected to have a negative effect on the homebuilding industry, further reducing demand. USG has a very strong balance sheet and quality management and is the lowest cost producer of wallboard in the United States. With its financial flexibility, USG should be able to manage its operations to maintain profitability even during a severe recession. Recent prices for USG Common seem to reflect a worst-case scenario. While the near-term outlook may not be terrific for the company or the industry, USG's long-term earnings power looks very attractive. The company is a defendant in asbestos lawsuits alleging both property damage and personal injury. The company's ultimate liability may not be known for several years, but based on the number of claims filed and settlements to date, we don't expect that it will be a show stopper. USG Common prices seem to reflect the potential downside from the asbestos litigation.

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                            [THIRD AVENUE FUNDS LOGO]

INVESTING IN DEBT SECURITIES OF DISTRESSED COMPANIES

It should be obvious by now that the Fund is not your typical mutual fund that invests exclusively in REIT common stocks. At the end of the quarter, the Fund had approximately 9.4% of its net assets invested in debt securities of companies, most of which we (or others, mistakenly) would consider distressed. When investing in distressed securities, we invest in the most senior portion of the capital structure that we expect will participate in the reorganization of the company (in most cases receive equity in exchange for debt). We protect our downside by buying cheap enough so that in the event reorganization is not feasible, liquidation of the company's assets (primarily real estate) will, in our estimation, still return a substantial profit. We evaluate each investment in debt securities first by estimating the liquidation value of the real estate, and then we determine if the company is viable. For example, our investment in Frank's Notes was based on our determination that the company owned valuable real estate in good locations. The Fund has little interest in investing in a nursery retailer (or any retailer for that matter) unless its real estate assets alone can support our investment. To the extent a distressed company is able to reorganize, we may be able to enhance our return by receiving either equity or a performing loan.

RESOURCE CONVERSION UPDATE

Since its inception in September 1998, the Fund has been the beneficiary of a number of resource conversions. Mortgage REITs have been the most active area in which we purchased undervalued common stocks of companies that were ripe for conversion (e.g., Imperial Credit Commercial Mortgage Investment Corp., Chastain Capital and Amresco Capital Trust). We have also had a couple of very profitable conversions in non-REITs (e.g., Echelon International and U.S. Home). However, we expected that several of our investments in the common stocks of small-cap equity REITs (REITs which own properties as opposed to mortgages) would also have been converted by now. Our theory was that these REITs, trading at 30% to 40% discounts to net asset value, would be targeted for consolidation by private funds looking for bargains, or they would go through orderly liquidations. Unfortunately (or fortunately, depending on your perspective), managements were reluctant to sell at a discount to net asset value and very few deals got done.

Since the beginning of the year, common stocks of larger REITs have appreciated substantially more than small-cap REITs. Through July 31, 2000, the Bloomberg REIT index is up 24.7% versus 16.3% for the Bloomberg Small-Cap REIT index. Many larger REITs' common stocks now trade at or above net asset value. This means that, once again, REITs will consider issuing new common stock in the public market. Alternatively, REITs can issue common stock as currency for acquisitions of properties, portfolios or other REITs. Small-cap REITs with quality real estate portfolios like Aegis Realty, Prime Group Realty Trust and Koger Equity now appear to be prime candidates for stock-for-stock acquisitions. Acquirers should be motivated to pay a fair price, which would close the gap between current stock prices and net asset value. The wild card in this theory is always management and whether they are more motivated to realize shareholder value or keep their jobs.

Despite the lack of resource conversions in our portfolio of small-cap REITs, since its inception, the Fund has returned 35.45% through July 31, 2000 and 40.43% through August 25, 2000. Furthermore, it is apparent that the market is

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                            [THIRD AVENUE FUNDS LOGO]

still significantly undervaluing many of the Fund's investments. If each Fund holding were priced at our estimate of net asset value, the Fund's net asset value would increase by 30% to 40%.

I look forward to writing to you again when we publish our annual report for the fiscal year ending October 31, 2000.

Sincerely,

 .
/s/ Michael H. Winer

Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund

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
====================================================================================================================================
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                 THIRD AVENUE REAL ESTATE VALUE FUND
                                                      PORTFOLIO OF INVESTMENTS
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                       PRINCIPAL                                                                           % OF
                                       AMOUNT ($)     ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 3.19%
Assisted Living Facilities              1,000,000     CareMatrix Corp. 6.25%, due 8/15/04              $      247,500     1.20%
                                                                                                       --------------
Financial Services                      3,500,000     ContiFinancial Corp. 8.38%, due 8/15/03                 411,250     1.99%
                                                                                                       --------------
                                                      TOTAL CONVERTIBLE BONDS
                                                      (Cost $647,715)                                         658,750
                                                                                                       --------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 6.21%
Lawn and Garden Retail                    300,600     Frank's Nursery & Crafts, Inc. 10.25%, due 3/1/08       111,222     0.54%
                                                                                                       --------------
Real Estate Operating                     750,000     Ocwen Asset Investment Corp. 11.50%, due 7/1/05         577,500
Companies                                 700,000     Rockefeller Center Property Trust
                                                      0.00% due 12/31/00                                      591,500
                                                                                                       --------------
                                                                                                            1,169,000     5.67%
                                                                                                       --------------
                                                      TOTAL CONVERTIBLE BONDS
                                                      (Cost $1,321,841)                                     1,280,222
                                                                                                       --------------
                                          SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 84.68%
Building Materials                         13,000     USG Corp.                                               381,875     1.85%
                                                                                                       --------------
Home Building                              24,500     Centex Corp.                                            586,469
                                           55,200     D.R. Horton, Inc.                                       855,600
                                           21,928     Lennar Corp.                                            526,272
                                                                                                       --------------
                                                                                                            1,968,341     9.54%
                                                                                                       --------------
Natural Resources                          11,500     Deltic Timber Corp.                                     237,906
                                            4,000     The TimberWest Forest Corp. (Canada)                     26,923
                                                                                                       --------------
                                                                                                              264,829     1.28%
                                                                                                       --------------
Real Estate Operating                      61,100     Avatar Holdings, Inc. (a) (b)                         1,283,100
Companies                                  99,000     Catellus Development Corp. (a)                        1,707,750
                                           29,900     Consolidated-Tomoka Land Co. (b)                        362,538
                                           30,700     Forest City Enterprises, Inc. Class A (b)             1,055,313
                                           63,300     LNR Property Corp.                                    1,285,781
                                           39,100     Tejon Ranch Co. (a)                                     945,731

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
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                 THIRD AVENUE REAL ESTATE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                                           % OF
                                       SHARES         ISSUES                                                VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Real Estate                                46,700     The St. Joe Co. (b)                              $     1,389,325
Operating Companies                        56,550     Wellsford Real Properties, Inc. (a)                     926,006
(continued)                                                                                            --------------
                                                                                                            8,955,544    43.42%
                                                                                                       --------------
Real Estate Holding Company                25,500     Security Capital Group, Inc. Class B (a) (b)            457,406     2.22%
                                                                                                       --------------
Real Estate Investment Trust               52,300     Aegis Realty, Inc.                                      523,000
                                           69,000     AMRESCO Capital Trust Inc.                              711,562
                                           75,500     Anthracite Capital, Inc.                                528,500
                                           40,200     Captec Net Lease Realty, Inc.                           442,200
                                          150,700     Commercial Assets, Inc.                                 772,338
                                           22,000     Koger Equity, Inc.                                      372,625
                                           60,800     Prime Group Realty Trust                                946,200
                                          107,700     United Investors Realty Trust                           582,253
                                                                                                       --------------
                                                                                                            4,878,678    23.65%
                                                                                                       --------------
Title Insurance                            36,000     First American Corp.                                    560,250     2.72%
                                                                                                       --------------
                                                      TOTAL COMMON STOCKS
                                                      (Cost $15,317,022)                                   17,466,923
                                                                                                       --------------
                                    PRINCIPAL
                                    AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.97%
Repurchase Agreements                     988,869     Bear Stearns 6.57%, due 8/1/00 (c)                      988,869     4.80%
                                                                                                       --------------
Repurchase Agreements -                     7,427     Bear Stearns 3.34%, due 8/1/00 (d)                        7,427
Collateral on                             234,400     Bear Stearns 6.81%, due 8/1/00 (d)                      234,400
Securities Loaned                                                                                      --------------
                                                                                                              241,827     1.17%
                                                                                                       --------------
                                                      TOTAL SHORT TERM INVESTMENTS
                                                      (Cost $1,230,696)                                     1,230,696
                                                                                                       --------------
                                                      TOTAL INVESTMENT PORTFOLIO - 100.05%
                                                      (Cost $18,517,274)                                   20,636,591
                                                      LIABILITIES NET OF                               --------------
                                                      CASH AND OTHER ASSETS - (0.05%)                          (9,767)
                                                                                                       --------------

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
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                                                      [THIRD AVENUE FUNDS LOGO]

                                                         THIRD AVENUE TRUST
                                                 THIRD AVENUE REAL ESTATE VALUE FUND
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                          AT JULY 31, 2000
                                                             (UNAUDITED)

                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                      NET ASSETS - 100.00%                             $   20,626,824
                                                                                                       ==============
                                                      (Applicable to 1,580,442
                                                      shares outstanding)
                                                      NET ASSET VALUE PER SHARE                                $13.05
                                                                                                               ======


Notes:

(a)  Non-income producing securities.

(b)  Securities in whole or in part on loan.

(c)  Repurchase agreements collateralized by:

     U.S. Treasury Strips, par value $2,705,000, matures 11/15/16, market value $1,010,155.

(d)  Repurchase agreements collateralized by:

     U.S. Treasury Strips, par value $25,000, matures 11/15/16, market value $9,336.

     U.S. Treasury Strips, par value $645,000, matures 11/15/16, market value $240,869.

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                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231


                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            www.thirdavenuefunds.com